Employment Agreement

THIS EMPLOYMENT  AGREEMENT (the "Agreement") is entered into by and among Marnie
A. Vaughn, an individual residing in the State of Florida whose social security number is 576-86- 3637 (the "Employee"); AmeriNet Communications, Inc., a Florida corporation ("AmeriCom"; AmeriCom and the Employee being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

         Subject to the provisions set forth herein, the term of the Employee's employment hereunder shall be deemed to have commenced on July 5, 2000 and shall continue until June 30, 2001.

1.2      Renewals.

(a) This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

(b) In the event that in conjunction with a renewal of this Agreement, a Party desires a modification of the terms of this Agreement that are not of general application (e.g., the provisions pertaining to salary, commissions, etc.), then:

         (1) Such Party shall provide the other with a written notice specifying the requested modifications (the "Modification Request Notice") on or before the 45th day prior to termination of the then current term which;

         (2) If the modifications specified in the Modifications Request Notice are accepted in writing by the other Party prior to expiration of the then current term, the Modifications Request Notice shall be deemed a written amendment to this Agreement, effective as of the first day of the new renewal term;

         (3) If the Party receiving the Modifications Request Notice finds the proposed modifications unacceptable, it may initiate negotiations to reach compromise modifications with the Party providing the Modifications Request Notice, which must be concluded and reflected in a written amendment to this Agreement prior to the end of the then current term, failing which, the provisions of Section 1.2(B)(4) will be deemed in effect;

         (4) If the modifications specified in the Modifications Request Notice are not accepted in writing by the other Party prior to expiration of the then current term, the Modifications Request Notice shall be deemed a Notice of Termination and this Agreement will expire effective as of the close of business on the last day of the then current term.

1.3      Earlier Termination.

         AmeriCom shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof:

(a)      For Cause:

         (1) AmeriCom may terminate the Employee's employment under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the Employee, which notice shall specify the cause for termination.

         (3)        For purposes hereof, the term "cause" shall mean:

                  (A)    The  inability  of the  Employee,  through  sickness or
                    other incapacity, to discharge his duties under this Agreement for ten or more consecutive days or for a total of 30 or more days in a period of twelve consecutive months;

                  (B)    The failure of the Employee to abide by the  individual
                    performance plan formulated by the Employee's immediate supervisor;

                  (C)   Dishonesty;  theft;  insubordination or conviction of a
                    crime;

                  (D)    Material  default in the  performance of the Employee's
                    obligations, services or duties required under this Agreement (other than due to illness) or material breach of any provision of this Agreement, which default or breach has not been completely remedied within three days after written notice of such default or breach.

(b)      Deterioration or Discontinuance of Business:

         (1) In the event that AmeriCom experiences material business reversals or fails to meet the operational criteria reflected in its projections or business plans, then, at the option of AmeriCom, this Agreement shall terminate as of a date selected by AmeriCom with the same force and effect as if such date was the date originally set as the termination date hereof.

         (2) In the event that AmeriCom discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of AmeriCom shall not be deemed a termination of its business.

(c)      Death:

         This Agreement shall terminate immediately on the death of the Employee; however, all accrued compensation at such time shall be promptly paid to the Employee's estate.

1.4      Severance Payments and Alternatives to Termination

         In the event this Agreement is terminated for reasons other than for cause as described in Section 1.3(b) above, the Employee shall be entitled to either ten days prior written notice or to a severance payment in a sum equal to the salary that would have been paid had ten days prior written notice been provided; provided, however, that in lieu of termination, AmeriCom may offer to continue this Agreement under modified compensation arrangements, if such arrangements are reflected in the written notice and accepted by the Employee prior to the end of the ten day notice period.

1.5      Final Settlement.

         Upon termination of this Agreement, the Employee shall:

(a) Immediately tender to AmeriCom all records, manuals and written procedures, as may be desired by it for the continued conduct of its business; and

(b) Be entitled to payment of all accrued but theretofore unpaid compensation and, concurrently with receipt thereof, the Employee or the Employee's representative shall execute and deliver to AmeriCom on a form prepared by AmeriCom, a release of all claims except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid due to disputed amounts or otherwise.


                                   Article Two
                               Scope of Employment

2.1      Retention.

         AmeriCom hereby hires the Employee and the Employee hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) The Employee shall perform the duties generally described in exhibit 2.2(a) annexed hereto or made a part hereof, as well as any duties reasonably incidental thereto.

(b) The Employee shall also perform such reasonable duties as may be directed from time to time by AmeriCom's board of directors or the Employee's superior officers.

2.3      Status.

(a) The Employee shall serve as a commissioned and salaried rather than a hourly employee of AmeriCom, the Parties acknowledging that the nature of the Employees' services are marketing and sales, managerial, artistic or professional, rather than clerical, secretarial, or pertaining to custodial or maintenance services.

(b) The Employee shall not be deemed an agent of AmeriCom and may not take any actions which would be deemed binding on AmeriCom, without prior authorization therefor reflected in a written resolution of AmeriCom's board of directors.

2.4      Exclusivity.

(a) Unless specifically otherwise authorized by AmeriCom's board of directors, on a case by case basis, in writing, all of the Employee's business time shall be devoted exclusively to the affairs of AmeriCom.

(b) Without limiting the generality of the foregoing, the Employee covenants to perform the employment duties called for hereby in good faith, devoting substantially all business time, energies and abilities thereto and will not engage in any other business or commercial activities for any person or entity without the prior written consent of AmeriCom.


                                  Article Three
                                  Compensation

3.1      Compensation.

(a) The compensation set forth in exhibit 3.1(a) annexed hereto and made a part hereof.

(b) Incentive stock options complying with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or successor provisions thereto (the "Options"), permitting the Employee to purchase shares of the common stock of AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which holds of all of AmeriCom's capital stock and other securities ("AmeriNet"), that AmeriNet has reserved for issuance to employees of AmeriNet and its subsidiaries, including AmeriCom (the "Employee's Option Shares"), on the terms and subject to the conditions set forth in AmeriNet's Year 2000 Non-Qualified & Incentive Stock Option Plan, as supplemented by the specific personalizing provisions of exhibit 3.1(b) annexed hereto and made a part hereof.

3.2      Benefits.

         During the term of this Agreement, the Employee shall also be entitled to the benefits set forth in exhibit 3.2 annexed hereto and made a part hereof.

3.3      Indemnification.
---      ---------------

         AmeriCom will defend, indemnify and hold the Employee harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of AmeriCom, its affiliates or for other persons or entities at the request of the board of directors of AmeriCom, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the Employee to incur any out of pocket expenses; provided, however, that the Employee permits the majority stockholders of AmeriCom to select and supervise all personnel involved in such defense and that the Employee waive any conflicts of interest that such personnel may have as a result of also representing AmeriCom, its stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.


                                  Article Four
                                Special Covenants

4.1      Confidentiality, Non-Circumvention and Non-Competition.

         During the term of this Agreement, all renewals thereof and for a period of two years after its termination, the Employee hereby irrevocably agrees to be bound by the following restrictions, which constitute a material inducement for AmeriCom's entry into this Agreement and for AmeriNet's agreement to provide shares of its common stock as the securities underlying the Options:

(a) Because the Employee will be developing for AmeriCom, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as AmeriCom's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; as material inducement to the entry into this Agreement by AmeriCom, the Employee hereby covenants and agrees not to personally use, divulge or disclose, for any purpose whatsoever, directly or indirectly, any of such confidential information during the term of this Agreement, any renewals thereof, and for a period of two years after its termination.

(b) The Employee hereby covenants and agrees to be bound as a fiduciary of AmeriCom, as if the Employee were a partner in a partnership bound by the partnership opportunities doctrine, as such concept has been judicially and legislatively developed in the State of Florida, and consequently, without the prior written consent of AmeriCom, on a specific, case by case basis, the Employee shall not, among other things, directly or indirectly:

         (1) Engage in any activities, whether or not for profit, competitive with AmeriCom's business.

         (2) Solicit or accept any person providing services to AmeriCom, whether as an employee, consultant or independent contractor, for employment or provision of services.

         (3) Induce any client or customer of AmeriCom to cease doing business with AmeriCom or to engage in business with any person engaged in business activities that compete with AmeriCom's business.

         (4) Divert any business opportunity within the general scope of AmeriCom's business and business capacity, to any other person or entity.

4.2      Special Remedies.

         In view of the irreparable harm and damage which would undoubtedly occur to AmeriCom as a result of a breach by the Employee of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect AmeriCom's interests, the Employee hereby covenants and agrees that AmeriCom shall have the following additional rights and remedies in the event of a breach hereof:

(a) In addition to and not in limitation of any other rights, remedies or damages available to AmeriCom, whether at law or in equity, it shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Employee, or by the Employee's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him and the Employee hereby consents to the issuance of such a permanent injunction; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which AmeriCom may sustain prior to the effective enforcement of such injunction, the Employee hereby covenants and agrees to pay over to AmeriCom, in the event the employee violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

         (1) Any payment or compensation of any kind received by the Employee or by persons affiliated with or acting for or with the Employee, because of such violation before the issuance of such injunction, or

         (2) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by AmeriCom as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to AmeriCom for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect AmeriCom from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

         The Employee hereby  irrevocably  agrees that the remedies described in
Section 4.2 shall be in addition to, and not in limitation of, any of the rights or remedies to which AmeriCom is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

(a) The Employee hereby represents, warrants and acknowledges that having carefully read and considered the provisions of this Article Four, the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of AmeriCom, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Employee hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Employee hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(b) In determining the nature of this limitation, the Employee hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to circumvent, disclose or compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

         The Employee hereby covenants and agrees not do any act or incur any obligation on behalf of AmeriCom except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action or reasonably inferred therefrom.


                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a) (1) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               To the Employee: Marnie A. Vaughn; 1600 Tulane Street; Orlando, Florida 32804; Telephone (407) 648-5990; Fax (407) ___-____;
               e-mail mvaughn@callthefirm.com

               To AmeriCom: AmeriNet Communications, Inc.; Post Office Box 770787; Ocala, Florida 34477; 7325 Southwest 32nd Street; Ocala, Florida 34474; Telephone (352) 861-1350; Fax (352) 861-1339;
               e-mail thefirm@callthefirm.com; Attention: George Franjola, Vice President, with a fax copy to

               AmeriNet Group.com, Inc.; The Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431; Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail
               larry@amerinetgroup.com;        Attention:
               Lawrence R. Van Etten, President; and

               AmeriNet Group.com, Inc.; 1941 Southeast 51st Terrace; Ocala, Florida 34471; Telephone (352) 694-9182; Fax (954) 694-1325; and
               e-mail vanessa@atlantic.net; Attention: Vanessa H. Lindsey, Secretary.

         (2) Copies of notices will also be provided to such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b)      (1)   The  Parties  acknowledge  that The  Yankee  Companies,  Inc.,  a
               Florida corporation ("Yankees") has acted as scrivener for the Parties in this transaction and that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement on their behalf since it cannot provide any Party with legal advice.

         (3) This Agreement shall not be interpreted more or less strictly against any Party based on its authorship.

5.2      Amendment.

(a) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(b) This Agreement may not be modified without the consent of a majority in interest of AmeriCom's stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

         If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (A)    First, the issue shall be submitted to mediation before
                    a mediation service in Marion County, Florida, to be selected by lot from six alternatives to be provided, two by AmeriCom's majority stockholder, two by AmeriCom and two by the Employee.

                  (B)    The  mediation  efforts  shall be concluded  within ten
                    business days after their in itiation unless the Parties unanimously agree to an extended mediation period.

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida to be selected by lot, from six alternatives to be provided, two by AmeriCom's majority stockholder, two by AmeriCom and two by the Employee.

         (3)      (A)    Expenses of mediation  shall be borne by  AmeriCom,  if
                    successful.

                  (B)    Expenses  of   mediation,   if   unsuccessful   and  of
                    arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C)    If the terms of the arbitral  award do not  establish a
                    prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(a) This Agreement may not be assigned by the Employee without the prior written consent of AmeriCom.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in AmeriCom.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


          In  Witness  Whereof,   the  Parties  have  executed  this  Agreement,
     effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                                       The Employee
--------------------------

--------------------------                         --------------------------
                                                      Marnie A. Vaughn
Dated:   October __, 2000

   ____________________________

                                                  AmeriNet Communications, Inc.
                                                      a Florida corporation.
--------------------------

__________________________                By:      ___________________________
                                                Lawrence R. Van Etten, President
(CORPORATE SEAL)
                                           Attest:  __________________________
                                                  Vanessa H. Lindsey, Secretary
Dated:   October___, 2000

                                 Exhibit 2.2(a)
                          General Description of Duties

(A)      Illustration of Services to be Provided

         The Employee shall serve as AmeriCom's vice president, client services, and shall perform the following duties:

         (1)   (a)  Recruitment,  training and  supervision of all of AmeriCom's sales marketing personnel, subject to such parameters as may be established from time to time by AmeriCom's board of directors, president and vice president for human resources;

               (b) Develop and monitor local sales marketing plans for AmeriCom's sales personnel, consistent with the marketing plan and objectives established from time to time by AmeriCom's board of directors and president;

                (c) Identification,   recruitment   and  servicing  of  business
                    accounts for AmeriCom in all areas that AmeriCom provides services, including, without limitation, media placement, cable leased access, advertising, marketing, public relations, video and audio production, artistic design, copy writing, web design and Internet related applications and performing such other related functions as are assigned by AmeriCom's board of directors, in each case subject to compliance with all applicable laws and fiduciary obligations;

                (d) Availability   to  consult  with  the  board  of  directors,
                    officers, employees and representatives and agents of AmeriCom at reasonable times concerning its duties under this Agreement and in order to assure that AmeriCom's records and information concerning its Client's are accurate, complete and current; and

                (e) Establishment  and  maintenance  of  contacting   AmeriCom's
                    clients on a regular basis to insure the client's active participation and ongoing involvement with AmeriCom.

                (f) Coordination   between   AmeriCom's   clients  and  AmeriCom
                    personnel to insure harmonious working relationships and assistance in resolving problems or disputes AmeriCom may have with any clients.

                (g) Meeting the sales parameters and objectives  established for the Employee by AmeriCom.

         (2) The Employee shall also be subject to AmeriCom's generally applicable rules and regulations governing the conduct of its employees, current copies of which will be posted on AmeriCom's employees' information website.

(B)      Termination of Client Contact

         The Employee shall restrict or cease, as directed by AmeriCom, all efforts on behalf of AmeriCom's clients, including all dissemination of information regarding AmeriCom's clients, immediately upon receipt of instructions (in writing by fax or letter) to that effect from AmeriCom.

(C)      Avoidance of Negative Activities

         The Employee shall not take any action which would in any way adversely affect the reputation, standing or prospects of AmeriCom or AmeriCom's clients or which would cause AmeriCom or its clients to be in violation of applicable laws.

(D)      Representations & Warranties

         The Employee hereby represents, warrants, acknowledges and covenants that:

         (1)      He, she or it:

                  (a) Is subject to no legal, self regulatory organization or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, will immediately bring to the attention of AmeriCom any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

                  (b)(1) Has  and  will  have  access  to  certain  confidential information of AmeriCom and its affiliates that may be regulated by applicable federal and state securities laws such as the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") because AmeriCom is a wholly owned subsidiary of a public company subject to Section 12(g) of the Exchange Act, including restrictions on the release or use of "material inside information."

                     (2) Will  not,   during  the  term  of  this  Agreement  or
                    thereafter, disclose, without the prior written consent or authorization of AmeriCom, any of such information to any person, for any reason or purpose whatsoever and the Employee agrees that authorization or consent to disclose by AmeriCom may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protection order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

                     (2) In  rendering  his  services,  the  Employee  shall not disclose to any third party any confidential non-public information furnished by AmeriCom or its clients or otherwise obtained by him, her or it with respect to AmeriCom or its clients.

(E)      Duty of Loyalty and Conflicts Resolution

         The Employee's primary duties shall be to AmeriCom and in the event of a conflict, perceived or actual, between the Employee's obligations to AmeriCom and AmeriCom's clients, the Employee's duties to AmeriCom shall be controlling.

                                 Exhibit 3.1(a)
                                  Compensation

         The Employee shall be entitled to the following compensation:

A.       (1)   A commission,  payable monthly, subject to continuing annualizing adjustments as described below, equal to:

                  (a) 7.5% of media placement income generated directly by the Employee, predicated on the assumption that the related media income received by AmeriCom constitutes no less than 15% and therefore the Employee is receiving 50% of the related payments to AmeriCom, with any variations of such assumption resulting in a pro rata decrease of the percentage to which the Employee will be entitled (the "Media Placement Commissions"); and

                  (b) 10% of the gross income other than media placement income (net of required allocations or payments to third parties) that the Employee generates for AmeriCom (the "General Commission").

                  (c) An override equal to .75% of the commissions paid to members of her personal sales staff by AmeriCom (the "Override Commission," the Override Commission, the Media Placement Commission and the General Commission being hereinafter collectively and generically referred to as the "Commission").

         (2) (a) The Commission will be determined in accordance with generally accepted accounting practices, consistently applied ("GAAP") and shall be payable less the continuing annualizing adjustments described below, within ten business days after the end of the month during which AmeriCom receives the related payments, in cleared funds, and in a manner permitting AmeriCom to treat such payments as fully earned in accordance with GAAP.

                  (b) The Commission will be adjusted within ten business days following the date that the audit of AmeriCom's financial statements for each fiscal year to correct any miscalculations during the year.

         (3) In addition to the Commissions, the Employee shall be entitled to a monthly salary in the sum of $5,000 (the "Salary"), payable in equal bimonthly installments.

(B) The Employee may also be entitled to additional incentive bonuses based on attainment of projections and goals established by AmeriCom's board of directors, on such terms as may be negotiated by the Parties and documented in a written and signed supplement to this Agreement.

                                 Exhibit 3.1(b)
                        Incentive Stock Option Provisions

         The  Employee  shall  receive  incentive  stock  options as governed by
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), permitting purchase of 25,000 shares of AmeriNet's common stock, $0.01 par value at an exercise price of $0.475 per share (the price per share on the date the terms of this Agreement were accepted by the Employee), subject to the following conditions and requirements (the "Options"):

(A) The Employee's rights to the Options will vest only if the Employee remains in the employ of AmeriCom, AmeriNet or another AmeriNet subsidiary for an uninterrupted period of one fiscal year following the date of the Agreement.

(B) The Options will be exercisable for a period ending on the earlier of the final day of the third fiscal year after which they first become vested or the 90th day after termination of the Employee's employment by AmeriCom, all other terms pertaining to the Options being reflected in AmeriNet's Non-Qualified Stock Option & Stock Incentive Plan, Effective as of March 8 , 2000 filed by AmeriNet with the United States Securities and Exchange Commission (the "Commission"), a copy of which is maintained on the AmeriCom employees' information website and which the Employee has downloaded and printed.

(C) (1) Neither the Options nor the shares of AmeriNet's common stock issuable upon their exercise have been registered with the Commission; rather, they have been issued in reliance on the exemption from required registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

         (2) Consequently, neither the Options nor the underlying shares of AmeriNet's common stock may be publicly resold except in compliance with the requirements of Commission Rule 144 unless they are hereafter registered with the Commission.

         (3) Registration on Commission Form S-8 may be available for registration of the shares of AmeriNet common stock underlying the Options at the time they become exercisable; however, certain factors may lead AmeriNet not to file such registration statement, such as agreements with funders, underwriters or market makers in AmeriNet's securities, the unavailability of adequate information, the failure of AmeriNet to maintain its status as an issuer with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (4) In the event that AmeriNet does file a registration statement on Form S-8 the Options provided for by this Agreement will be included if legally eligible.

(D) (1) The Code provides significant benefits involving taxation for qualified incentive stock options; however, the benefits are conditioned on compliance with requirements pertaining to the time that the AmeriNet common stock must be held prior to its disposition, the price that must be paid on exercise and the term of the Options.

         (2) The Employee will be provided access to publications by third parties that explain such requirements, at the Employee's request, but should rely on advice provided only from the Employee's own legal, accounting and tax advisors.

                                   Exhibit 3.2
                               Employee's Benefits

(A) The Employee shall be entitled to the following benefits, starting as of the ninetieth day following the Employee's first association as an Employee with AmeriCom, or with any affiliate of AmeriCom (e.g., Lorilei Communications, Inc.):

         (1) A $95 per month allowance towards payment of health insurance premiums under AmeriCom's health insurance plan;

         (2) Forty hours of personal time on an annualized basis, vesting at the rate of four hours per month;

         (3) Seven paid holidays per year, including religious holidays selected by the Employee.

(B) After completion of the first year following the Employee's first association as an Employee with AmeriCom, or with any affiliate of AmeriCom, forty hours of paid vacation time per year, increased to 80 hours of paid vacation time after completion of the third year as an Employee with AmeriCom, or with any affiliate of AmeriCom.

         (1)      If deemed  appropriate  under the  circumstances by AmeriCom's board of directors, an expense allowance in an amount established from time to time by AmeriCom's board of directors for traveling, telephone and other direct business expenses required in connection with the performance of the Employee's duties hereunder, the amount of the allowance being limited to actual expenditures verified and documented as required by AmeriCom for audit purposes, for tax deduction purposes and in order to assure compliance with applicable laws and regulations; provided that, without the prior consent of AmeriCom's stockholders, such expense allowance may not exceed $250 during any consecutive 30 day period. Currently, such expense allowance has been set at the maximum $250 per month.

         (2) The Employee shall be entitled to receive all other benefits of employment generally available to all of AmeriCom's employees, provided that such benefits have been approved by AmeriCom's stockholders. A current list of generally applicable benefits shall be posted on AmeriNet's employees' information website.